Exhibit 10.12(j)

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

AMENDMENT NUMBER 9 TO AMENDED AND
RESTATED PURCHASE AGREEMENT GCT-025/98

This Amendment Number 9 to Amended and Restated Purchase Agreement GCT-025/98, dated as of May 24, 2004 (“Amendment No. 9”) relates to the Amended and Restated Purchase Agreement GCT-025/98 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 9 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 9 constitutes an amendment and modification to the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment No.9 and the Purchase Agreement, conditions and provisions of this Amendment No. 9 shall control.

Whereas, the [*] in the escalation formula [*] are longer [*].

Now, therefore, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Changes in the Escalation [*]

Since [*], the Purchase Price for [*] shall be calculated as described below.

1.1 [*]

The [*] shall be [*][*].

Any references to Attachment D-1 shall be deemed references to Attachments D-1 and D-1A, collectively, and any application of the Escalation Formula required under the Purchase Agreement shall follow the procedure described in [*].

* Confidential

2. Miscellaneous:

All other provisions of the Purchase Agreement, which have not been specifically amended or modified by this Amendment No. 9 shall remain valid in full force and effect without any change.

In witness whereof, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 9 to Amended and Restated Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airways Holdings Inc.

By	By
Name	Name:
Title:	Title:

By
Name
Title:

Date:	Date:

Place:	Place:

Witnesses:

Witness:	Witness:

Name:	Name: